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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) July 6, 2000


                              TIB FINANCIAL CORP.
                              -------------------
               (Exact name of registrant as specified in charter)




            Florida                    0-29132                  65-0655973
            -------                    -------                  ----------
(State or other jurisdiction         (Commission              (IRS employer
      of incorporation)              file number)           identification no.)




99451 Overseas Highway, Key Largo, Florida                      33037-7808
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 (Address of principal executive offices)                       (Zip Code)




Registrant's telephone number, including area code:     (305) 451-4660




                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)




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Item 5.  Other Events.

         On July 6, 2000, TIB Financial Corp. ("TIB") announced the repurchase of 525,000 (or 12%) of its outstanding shares of common stock from Mr. Kenneth Meeks at a price of $10.00 per share, or $5,250,000 in the aggregate. A copy of the press release is filed with this form.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Business Acquired: None.

         (b) Pro Forma Financial Information: None

         (c) Exhibits: 99.1 Press Release dated July 6, 2000



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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TIB FINANCIAL CORP.


                                          By: /s/ Edward V. Lett
                                             ----------------------------------
                                                  Edward V. Lett
                                                  President and Chief Executive
                                                  Officer

Date: July 6, 2000